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                    RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

                               AIM BLUE CHIP FUND


                         Supplement dated April 4, 1997
                    to the Prospectus dated January 15, 1997
                           as revised March 17, 1997


Monika H. Degan has been added as Portfolio Manager for the Fund. Ms.
Degan has been responsible for the Fund since April 1, 1997. She has been associated with AIM and/or its affiliates since 1995 and has six years of experience as an investment professional. Prior to joining AIM, Ms. Degan was Senior Financial Analyst for Shell Oil Co. Pension Trust from 1991-1995.